DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement (hereinafter referred to as this “Agreement”) is made and dated as of the 11th day of December, 2020.

BETWEEN:

37 Capital Inc., of

Suite 400 – 570 Granville Street

Vancouver, BC V6C 3P1

(hereinafter referred to as “37 Capital”)

AND:

Starnet,

(hereinafter referred to as “Starnet”)

WHEREAS in respect to a loan advanced by Starnet to 37 Capital during February 2016, 37 Capital owes the sum of $103,924.20 to Starnet as of September 30, 2020 (the “37 Capital Debt”);

AND WHEREAS by means of a letter dated December 4, 2020, 37 Capital offered to Starnet as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt through the issuance to Starnet of 2,078,484 common shares of 37 Capital at a deemed price of $0.05 per common share (“37 Capital’s Offer”);

AND WHEREAS Starnet accepted 37 Capital’s Offer as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt.

The parties hereto agree as follows:

1.	If required by the Canadian Securities Exchange (“CSE”), this Agreement shall be subject to the acceptance for the listing of the 2,078,484 common shares of 37 Capital on the CSE;

2.	37 Capital shall issue to Starnet through the issuance of 2,078,484 common shares of 37 Capital at a deemed price of $0.05 per common share, as full and final settlement of the 37 Capital Debt and all matters related to 37 Capital Debt;

3.	The 2,078,484 common shares of 37 Capital that shall be issued to Starnet will be subject to four months and a day hold period in accordance with applicable Canadian securities laws;

4.	This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the parties hereto attorn to the exclusive jurisdiction of the courts of British Columbia, Canada to entertain all conflicts, disputes, claims and/or actions that may arise out of this Agreement;

5.	This Agreement represents the full understanding and entire agreement in respect to the subject matter between the parties hereto and there are no other representations and/or agreements, oral or written between the parties hereto in respect to the subject matter, and that this Agreement may not be modified without an agreement in writing signed by all the parties hereto.

and,

6.	This Agreement may be executed in several counterparts, including facsimile or email, each of which when executed shall be deemed to be an original and such counterparts shall together be one and the same instrument effective as of the day given above.

Agreed and accepted as of ____ day of December, 2020.

37 CAPITAL INC.	STARNET

per:	per:

/s/ Jake Kalpakian	/s/ Rudolf Baetsen
Jake Kalpakian	Authorized Signatory

Name: Rudolf Baetsen

1

DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement (hereinafter referred to as this “Agreement”) is made and dated as of the 11th day of December, 2020.

BETWEEN:

37 Capital Inc., of

Suite 400 – 570 Granville Street

Vancouver, BC V6C 3P1

(hereinafter referred to as “37 Capital”)

AND:

Roberto Fia, of

197 Beech Avenue

Toronto, ON M4E 3H8

(hereinafter referred to as “Fia”)

WHEREAS in respect to funds advanced by Fia to 37 Capital in a cancelled private placement transaction, 37 Capital owes the sum of $10,000 to Fia as of September 30, 2020 (the “37 Capital Debt”);

AND WHEREAS by means of a letter dated December 4, 2020, 37 Capital offered to Fia as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt through the issuance to Fia of 200,000 common shares of 37 Capital at a deemed price of $0.05 per common share (“37 Capital’s Offer”);

AND WHEREAS Fia accepted 37 Capital’s Offer as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt.

The parties hereto agree as follows:

1.	If required by the Canadian Securities Exchange (“CSE”), this Agreement shall be subject to the acceptance for the listing of the 200,000 common shares of 37 Capital on the CSE;

2.	37 Capital shall issue to Fia through the issuance of 200,000 common shares of 37 Capital at a deemed price of $0.05 per common share, as full and final settlement of the 37 Capital Debt and all matters related to 37 Capital Debt;

3.	The 200,000 common shares of 37 Capital that shall be issued to Fia will be subject to four months and a day hold period in accordance with applicable Canadian securities laws;

4.	This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the parties hereto attorn to the exclusive jurisdiction of the courts of British Columbia, Canada to entertain all conflicts, disputes, claims and/or actions that may arise out of this Agreement;

5.	This Agreement represents the full understanding and entire agreement in respect to the subject matter between the parties hereto and there are no other representations and/or agreements, oral or written between the parties hereto in respect to the subject matter, and that this Agreement may not be modified without an agreement in writing signed by all the parties hereto.

and,

6.	This Agreement may be executed in several counterparts, including facsimile or email, each of which when executed shall be deemed to be an original and such counterparts shall together be one and the same instrument effective as of the day given above.

Agreed and accepted as of ____ day of December, 2020.

37 CAPITAL INC.	Roberto Fia

per:	per:

/s/ Jake Kalpakian	/s/ Roberto Fia
Jake Kalpakian	Roberto Fia

2

DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement (hereinafter referred to as this “Agreement”) is made and dated as of the 11th day of December, 2020.

BETWEEN:

37 Capital Inc., of

Suite 400 – 570 Granville Street

Vancouver, BC V6C 3P1

(hereinafter referred to as “37 Capital”)

AND:

McMillan LLP, of

Royal Centre, 1055 W. Georgia Street, Suite 1500

PO Box 11117

Vancouver, BC V6E 4N7

(hereinafter referred to as “McMillan”)

WHEREAS in respect to services rendered by McMillan to 37 Capital, 37 Capital owes the sum of $10,322.12 to McMillan as of September 30, 2020 (the “37 Capital Debt”);

AND WHEREAS by means of a letter dated December 4, 2020, 37 Capital offered to McMillan as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt through the issuance to McMillan of 206,442 common shares of 37 Capital at a deemed price of $0.05 per common share (“37 Capital’s Offer”);

AND WHEREAS McMillan accepted 37 Capital’s Offer as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt.

The parties hereto agree as follows:

1.	If required by the Canadian Securities Exchange (“CSE”), this Agreement shall be subject to the acceptance for the listing of the 206,442 common shares of 37 Capital on the CSE;

2.	37 Capital shall issue to McMillan through the issuance of 206,442 common shares of 37 Capital at a deemed price of $0.05 per common share, as full and final settlement of the 37 Capital Debt and all matters related to 37 Capital Debt;

3.	The 206,442 common shares of 37 Capital that shall be issued to McMillan will be subject to four months and a day hold period in accordance with applicable Canadian securities laws;

4.	This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the parties hereto attorn to the exclusive jurisdiction of the courts of British Columbia, Canada to entertain all conflicts, disputes, claims and/or actions that may arise out of this Agreement;

5.	This Agreement represents the full understanding and entire agreement in respect to the subject matter between the parties hereto and there are no other representations and/or agreements, oral or written between the parties hereto in respect to the subject matter, and that this Agreement may not be modified without an agreement in writing signed by all the parties hereto.

and,

6.	This Agreement may be executed in several counterparts, including facsimile or email, each of which when executed shall be deemed to be an original and such counterparts shall together be one and the same instrument effective as of the day given above.

Agreed and accepted as of ____ day of December, 2020.

37 CAPITAL INC.	MCMILLAN LLP

per:	per:

/s/ Jake Kalpakian	/s/ Cory Kent
Jake Kalpakian	Cory Kent

3

DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement (hereinafter referred to as this “Agreement”) is made and dated as of the 11th day of December, 2020.

BETWEEN:

37 Capital Inc., of

Suite 400 – 570 Granville Street

Vancouver, BC V6C 3P1

(hereinafter referred to as “37 Capital”)

AND:

Mackie Research Capital Corporation, of

(formerly Jordan Capital Markets Inc.)

Suite 1920, 1075 West Georgia St.

Vancouver BC V6E 3C9

(hereinafter referred to as “Mackie”)

WHEREAS in respect to the Convertible Debenture dated July 23, 2013, 37 Capital owes the principal amount plus accrued interest totaling $105,121.00 to Mackie as of November 30, 2020 (the “37 Capital Debt”);

AND WHEREAS by means of a letter dated December 4, 2020, 37 Capital offered to Mackie as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt through the issuance to Mackie of 2,102,420 common shares of 37 Capital at a deemed price of $0.05 per common share (“37 Capital’s Offer”);

AND WHEREAS Mackie accepted 37 Capital’s Offer as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt.

The parties hereto agree as follows:

1.	If required by the Canadian Securities Exchange (“CSE”), this Agreement shall be subject to the acceptance for the listing of the 2,102,420 common shares of 37 Capital on the CSE;

2.	37 Capital shall issue to Mackie through the issuance of 2,102,420 common shares of 37 Capital at a deemed price of $0.05 per common share, as full and final settlement of the 37 Capital Debt and all matters related to 37 Capital Debt;

3.	The 2,102,420 common shares of 37 Capital that shall be issued to Mackie will be subject to four months and a day hold period in accordance with applicable Canadian securities laws;

4.	This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the parties hereto attorn to the exclusive jurisdiction of the courts of British Columbia, Canada to entertain all conflicts, disputes, claims and/or actions that may arise out of this Agreement;

5.	This Agreement represents the full understanding and entire agreement in respect to the subject matter between the parties hereto and there are no other representations and/or agreements, oral or written between the parties hereto in respect to the subject matter, and that this Agreement may not be modified without an agreement in writing signed by all the parties hereto.

and,

6.	This Agreement may be executed in several counterparts, including facsimile or email, each of which when executed shall be deemed to be an original and such counterparts shall together be one and the same instrument effective as of the day given above.

Agreed and accepted as of ____ day of December, 2020.

37 CAPITAL INC.	MACKIE RESEARCH CAPITAL CORPORATION

per:	per:

/s/ Jake Kalpakian	/s/ Stewart Vorberg
Jake Kalpakian	Stewart Vorberg

4

DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement (hereinafter referred to as this “Agreement”) is made and dated as of the 11th day of December, 2020.

BETWEEN:

37 Capital Inc., of

Suite 400 – 570 Granville Street

Vancouver, BC V6C 3P1

(hereinafter referred to as “37 Capital”)

AND:

Kalpakian Bros. of B.C. Ltd., of

4005 West 34th Avenue

Vancouver, BC V6N 2L6

(hereinafter referred to as “KBros.”)

WHEREAS in respect to certain loans advanced by KBros. to 37 Capital, 37 Capital owes the principal amount plus accrued interest totaling $75,413.06 to K Bros. as of November 30, 2020 (the “37 Capital Debt”);

AND WHEREAS by means of a letter dated December 4, 2020, 37 Capital offered to KBros. as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt through the issuance to KBros. of 1,508,261 common shares of 37 Capital at a deemed price of $0.05 per common share (“37 Capital’s Offer”);

AND WHEREAS KBros. accepted 37 Capital’s Offer as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt.

The parties hereto agree as follows:

1.	If required by the Canadian Securities Exchange (“CSE”), this Agreement shall be subject to the acceptance for the listing of the 1,508,261 common shares of 37 Capital on the CSE;

2.	37 Capital shall issue to KBros. through the issuance of 1,508,261 common shares of 37 Capital at a deemed price of $0.05 per common share, as full and final settlement of the 37 Capital Debt and all matters related to 37 Capital Debt;

3.	The 1,508,261 common shares of 37 Capital that shall be issued to KBros. will be subject to four months and a day hold period in accordance with applicable Canadian securities laws;

4.	This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the parties hereto attorn to the exclusive jurisdiction of the courts of British Columbia, Canada to entertain all conflicts, disputes, claims and/or actions that may arise out of this Agreement;

5.	This Agreement represents the full understanding and entire agreement in respect to the subject matter between the parties hereto and there are no other representations and/or agreements, oral or written between the parties hereto in respect to the subject matter, and that this Agreement may not be modified without an agreement in writing signed by all the parties hereto.

and,

6.	This Agreement may be executed in several counterparts, including facsimile or email, each of which when executed shall be deemed to be an original and such counterparts shall together be one and the same instrument effective as of the day given above.

37 CAPITAL INC.	KALPAKIAN BROS. OF B.C. LTD.

per:	per:

/s/ Neil Spellman	/s/ Jake H. Kalpakian
Neil Spellman	Jake H. Kalpakian

5

DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement (hereinafter referred to as this “Agreement”) is made and dated as of the 11th day of December, 2020.

BETWEEN:

37 Capital Inc., of

Suite 400 – 570 Granville Street

Vancouver, BC V6C 3P1

(hereinafter referred to as “37 Capital”)

AND:

Jake H. Kalpakian, of

4005 West 34th Avenue

Vancouver, BC V6N 2L6

(hereinafter referred to as “JHK”)

WHEREAS in respect to certain loans advanced by JHK to 37 Capital, 37 Capital owes the principal amount plus accrued interest totaling $20,994.81 to JHK as of November 30, 2020 (the “37 Capital Debt”);

AND WHEREAS by means of a letter dated December 4, 2020, 37 Capital offered to JHK as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt through the issuance to JHK of 419,896 common shares of 37 Capital at a deemed price of $0.05 per common share (“37 Capital’s Offer”);

AND WHEREAS JHK accepted 37 Capital’s Offer as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt.

The parties hereto agree as follows:

1.	If required by the Canadian Securities Exchange (“CSE”), this Agreement shall be subject to the acceptance for the listing of the 419,896 common shares of 37 Capital on the CSE;

2.	37 Capital shall issue to JHK through the issuance of 419,896 common shares of 37 Capital at a deemed price of $0.05 per common share, as full and final settlement of the 37 Capital Debt and all matters related to 37 Capital Debt;

3.	The 419,896 common shares of 37 Capital that shall be issued to JHK will be subject to four months and a day hold period in accordance with applicable Canadian securities laws;

4.	This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the parties hereto attorn to the exclusive jurisdiction of the courts of British Columbia, Canada to entertain all conflicts, disputes, claims and/or actions that may arise out of this Agreement;

5.	This Agreement represents the full understanding and entire agreement in respect to the subject matter between the parties hereto and there are no other representations and/or agreements, oral or written between the parties hereto in respect to the subject matter, and that this Agreement may not be modified without an agreement in writing signed by all the parties hereto.

and,

6.	This Agreement may be executed in several counterparts, including facsimile or email, each of which when executed shall be deemed to be an original and such counterparts shall together be one and the same instrument effective as of the day given above.

37 CAPITAL INC.	JACKPOT DIGITAL INC.

per:	per:

/s/ Neil Spellman	Jake H. Kalpakian
Neil Spellman	Jake H. Kalpakian

6

DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement (hereinafter referred to as this “Agreement”) is made and dated as of the 11th day of December, 2020.

BETWEEN:

37 Capital Inc., of

Suite 400 – 570 Granville Street

Vancouver, BC V6C 3P1

(hereinafter referred to as “37 Capital”)

AND:

Jackpot Digital Inc.,

Suite 400, 570 Granville Street

Vancouver, BC V6C 3P1

(hereinafter referred to as “Jackpot”)

WHEREAS in respect to rent charged and office support services rendered by Jackpot to 37 Capital, 37 Capital owes the sum of $149,345.00 to Jackpot as of September 30, 2020 (the “37 Capital Debt”);

AND WHEREAS by means of a letter dated December 4, 2020, 37 Capital offered to Jackpot as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt through the issuance to Jackpot of 2,986,900 common shares of 37 Capital at a deemed price of $0.05 per common share (“37 Capital’s Offer”);

AND WHEREAS Jackpot accepted 37 Capital’s Offer as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt.

The parties hereto agree as follows:

1.	If required by the Canadian Securities Exchange (“CSE”), this Agreement shall be subject to the acceptance for the listing of the 2,986,900 common shares of 37 Capital on the CSE;

2.	37 Capital shall issue to Jackpot through the issuance of 2,986,900 common shares of 37 Capital at a deemed price of $0.05 per common share, as full and final settlement of the 37 Capital Debt and all matters related to 37 Capital Debt;

3.	The 2,986,900 common shares of 37 Capital that shall be issued to Jackpot will be subject to four months and a day hold period in accordance with applicable Canadian securities laws;

4.	This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the parties hereto attorn to the exclusive jurisdiction of the courts of British Columbia, Canada to entertain all conflicts, disputes, claims and/or actions that may arise out of this Agreement;

5.	This Agreement represents the full understanding and entire agreement in respect to the subject matter between the parties hereto and there are no other representations and/or agreements, oral or written between the parties hereto in respect to the subject matter, and that this Agreement may not be modified without an agreement in writing signed by all the parties hereto.

and,

6.	This Agreement may be executed in several counterparts, including facsimile or email, each of which when executed shall be deemed to be an original and such counterparts shall together be one and the same instrument effective as of the day given above.

Agreed and accepted as of ____ day of December, 2020.

37 CAPITAL INC.	JACKPOT DIGITAL INC.

per:	per:

/s/ Jake Kalpakian	/s/ Neil Spellman
Jake Kalpakian	Neil Spellman

7

DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement (hereinafter referred to as this “Agreement”) is made and dated as of the 11th day of December, 2020.

BETWEEN:

37 Capital Inc., of

Suite 400 – 570 Granville Street

Vancouver, BC V6C 3P1

(hereinafter referred to as “37 Capital”)

AND:

Anfield Sujir Kennedy & Durno,

c/o 3200-650 West Georgia Street

Vancouver BC V6B 4P7

(hereinafter referred to as “ASKD”)

WHEREAS in respect to services rendered by ASKD to 37 Capital, 37 Capital owes the sum of $50,534.87 to ASKD as of September 30, 2020 (the “37 Capital Debt”).

AND WHEREAS by means of a letter dated December 4, 2020, 37 Capital offered to ASKD as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt through the issuance to ASKD of 1,010,697 common shares of 37 Capital at a deemed price of $0.05 per common share (“37 Capital’s Offer”);

AND WHEREAS ASKD accepted 37 Capital’s Offer as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt.

The parties hereto agree as follows:

1.	If required by the Canadian Securities Exchange (“CSE”), this Agreement shall be subject to the acceptance for the listing of the 1,010,697 common shares of 37 Capital on the CSE;

2.	37 Capital shall issue to ASKD through the issuance of 1,010,697 common shares of 37 Capital at a deemed price of $0.05 per common share, as full and final settlement of the 37 Capital Debt and all matters related to 37 Capital Debt;

3.	The 1,010,697 common shares of 37 Capital that shall be issued to ASKD will be subject to four months and a day hold period in accordance with applicable Canadian securities laws;

4.	This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the parties hereto attorn to the exclusive jurisdiction of the courts of British Columbia, Canada to entertain all conflicts, disputes, claims and/or actions that may arise out of this Agreement;

5.	This Agreement represents the full understanding and entire agreement in respect to the subject matter between the parties hereto and there are no other representations and/or agreements, oral or written between the parties hereto in respect to the subject matter, and that this Agreement may not be modified without an agreement in writing signed by all the parties hereto.

and,

6.	This Agreement may be executed in several counterparts, including facsimile or email, each of which when executed shall be deemed to be an original and such counterparts shall together be one and the same instrument effective as of the day given above.

Agreed and accepted as of ____ day of December, 2020.

37 CAPITAL INC.	ANFIELD SUJIR KENNEDY & DURNO

per:	per:

/s/ Jake Kalpakian	/s/ Michael Kennedy
Jake Kalpakian	Michael Kennedy

8

DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement (hereinafter referred to as this “Agreement”) is made and dated as of the 11th day of December, 2020.

BETWEEN:

37 Capital Inc., of

Suite 400 – 570 Granville Street

Vancouver, BC V6C 3P1

(hereinafter referred to as “37 Capital”)

AND:

Andras Szabo, of

Verhalom utca 28

Budapest 1062

Hungary

(hereinafter referred to as “Szabo”)

WHEREAS in respect to the Convertible Debenture dated April 12, 2013, 37 Capital owes the principal amount plus accrued interest totaling $103,231.18 to Szabo as of November 30, 2020 (the “37 Capital Debt”);

AND WHEREAS by means of a letter dated December 4, 2020, 37 Capital offered to Szabo as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt through the issuance to Szabo of 2,064,624 common shares of 37 Capital at a deemed price of $0.05 per common share (“37 Capital’s Offer”);

AND WHEREAS Szabo accepted 37 Capital’s Offer as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt.

The parties hereto agree as follows:

1.	If required by the Canadian Securities Exchange (“CSE”), this Agreement shall be subject to the acceptance for the listing of the 2,064,624 common shares of 37 Capital on the CSE;

2.	37 Capital shall issue to Szabo through the issuance of 2,064,624 common shares of 37 Capital at a deemed price of $0.05 per common share, as full and final settlement of the 37 Capital Debt and all matters related to 37 Capital Debt;

3.	The 2,064,624 common shares of 37 Capital that shall be issued to Szabo will be subject to four months and a day hold period in accordance with applicable Canadian securities laws;

4.	This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the parties hereto attorn to the exclusive jurisdiction of the courts of British Columbia, Canada to entertain all conflicts, disputes, claims and/or actions that may arise out of this Agreement;

5.	This Agreement represents the full understanding and entire agreement in respect to the subject matter between the parties hereto and there are no other representations and/or agreements, oral or written between the parties hereto in respect to the subject matter, and that this Agreement may not be modified without an agreement in writing signed by all the parties hereto.

and,

6.	This Agreement may be executed in several counterparts, including facsimile or email, each of which when executed shall be deemed to be an original and such counterparts shall together be one and the same instrument effective as of the day given above.

37 CAPITAL INC.	ANDRAS SZABO

per:	per:

/s/ Jake Kalpakian	/s/ Andras Szabo
Jake Kalpakian	Andras Szabo

9

DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement (hereinafter referred to as this “Agreement”) is made and dated as of the 11th day of December, 2020.

BETWEEN:

37 Capital Inc., of

Suite 400 – 570 Granville Street

Vancouver, BC V6C 3P1

(hereinafter referred to as “37 Capital”)

AND:

JAMCO Capital Partners Inc., of

302 - 2902 W.Broadway

Vancouver, BC V6K 2G8

(hereinafter referred to as “JAMCO”)

WHEREAS in respect to a loan advanced by JAMCO to 37 Capital during
February 2017, 37 Capital owes the sum of $53,024.40 to JAMCO as of September 30, 2020 (the “37 Capital Debt”);

AND WHEREAS by means of a letter dated December 4, 2020, 37 Capital offered to JAMCO as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt through the issuance to JAMCO of 1,060,488 common shares of 37 Capital at a deemed price of $0.05 per common share (“37 Capital’s Offer”);

AND WHEREAS JAMCO accepted 37 Capital’s Offer as full and final settlement of the 37 Capital Debt and all matters related to the 37 Capital Debt.

The parties hereto agree as follows:

1.	If required by the Canadian Securities Exchange (“CSE”), this Agreement shall be subject to the acceptance for the listing of the 1,060,488 common shares of 37 Capital on the CSE;

2.	37 Capital shall issue to JAMCO through the issuance of 1,060,488 common shares of 37 Capital at a deemed price of $0.05 per common share, as full and final settlement of the 37 Capital Debt and all matters related to 37 Capital Debt;

3.	The 1,060,488 common shares of 37 Capital that shall be issued to JAMCO will be subject to four months and a day hold period in accordance with applicable Canadian securities laws;

4.	This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the parties hereto attorn to the exclusive jurisdiction of the courts of British Columbia, Canada to entertain all conflicts, disputes, claims and/or actions that may arise out of this Agreement;

5.	This Agreement represents the full understanding and entire agreement in respect to the subject matter between the parties hereto and there are no other representations and/or agreements, oral or written between the parties hereto in respect to the subject matter, and that this Agreement may not be modified without an agreement in writing signed by all the parties hereto.

and,

6.	This Agreement may be executed in several counterparts, including facsimile or email, each of which when executed shall be deemed to be an original and such counterparts shall together be one and the same instrument effective as of the day given above.

Agreed and accepted as of ____ day of December, 2020.

37 CAPITAL INC.	JAMCO CAPITAL PARTNERS INC.

per:	per:

/s/ Jake Kalpakian	/s/ Christopher Kape
Jake Kalpakian	Authorized Signatory

10